SUPPLEMENT TO THE
SPARTAN(registered trademark) U.S. TREASURY MONEY MARKET FUND
SPARTAN(registered trademark) U.S. GOVERNMENT MONEY MARKET FUND
SPARTAN(registered trademark) MONEY MARKET FUND
FUNDS OF FIDELITY HEREFORD STREET TRUST
JUNE 22, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 13.

NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 15 HAS BEEN REMOVED.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 16.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended April 30, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from   Aggregate Compensation from  Aggregate Compensation from
Advisory Board               Spartan U.S. Treasury Money   Spartan U.S. Government      Spartan Money Market FundB,C,D
                             Market FundB                  Money Market FundB

Edward C. Johnson 3d**       $ 0                           $ 0                          $ 0

Abigail P. Johnson**         $ 0                           $ 0                          $ 0

J. Gary Burkhead**           $ 0                           $ 0                          $ 0

Ralph F. Cox                 $ 684                         $ 278                        $ 3,161

Phyllis Burke Davis          $ 670                         $ 272                        $ 3,098

Robert M. Gates              $ 684                         $ 277                        $ 3,160

E. Bradley Jones             $ 679                         $ 276                        $ 3,138

Donald J. Kirk               $ 688                         $ 279                        $ 3,184

Ned C. Lautenbach***         $ 0                           $ 0                          $ 0

Peter S. Lynch**             $ 0                           $ 0                          $ 0

William O. McCoy             $ 684                         $ 277                        $ 3,160

Gerald C. McDonough          $ 836                         $ 339                        $ 3,865

Marvin L. Mann               $ 684                         $ 277                        $ 3,160

Robert C. Pozen**            $ 0                           $ 0                          $ 0

Thomas R. Williams           $ 684                         $ 277                        $ 3,160



COMPENSATION TABLE

Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex*, A


Edward C. Johnson 3d**       $ 0

Abigail P. Johnson**         $ 0

J. Gary Burkhead**           $ 0

Ralph F. Cox                 $ 223,500

Phyllis Burke Davis          $ 220,500

Robert M. Gates              $ 223,500

E. Bradley Jones             $ 222,000

Donald J. Kirk               $ 226,500

Ned C. Lautenbach***         $ 0

Peter S. Lynch**             $ 0

William O. McCoy             $ 223,500

Gerald C. McDonough          $ 273,500

Marvin L. Mann               $ 220,500

Robert C. Pozen**            $ 0

Thomas R. Williams           $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of the Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $1,420; Phyllis Burke Davis, $1,420; Robert M. Gates, $1,420; E. Bradley Jones, $1,420; Donald J. Kirk, $1,420; William O. McCoy, $1,420; Gerald C. McDonough, $1,657; Marvin L. Mann, $1,420; and Thomas R. Williams, $1,420.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Thomas R. Williams, $1,202.